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                                 PROMISSORY NOTE

$    4,254,785.00                            Date           JUNE 1,        1998
 -------------------                             --------------------------



      ON DEMAND             after date      WE                 promise to pay to
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the order of  NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
            --------------------------------------------------------------------

********************** FOUR MILLION TWO HUNDRED FIFTY-FOUR THOUSAND
SEVEN HUNDRED EIGHTY-FIVE AND 00/100 ************************************Dollars
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Payable at                  26 HARBOR PARK DRIVE
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                             PORT WASHINGTON, NY 11050
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for value received with interest at EIGHT AND ONE-HALF (8.5%) per cent per annum, payable quarterly. This debt shall be non-recourse and shall be secured by eight million (8,000,000) shares of Common Stock $.001 par value of National Medical Health Card Systems, Inc. registered in the name of Bert E. Brodsky.


                                           P.W. CAPITAL, LLC



                                           BERT E. BRODSKY
                                           -------------------------------------
                                           BERT E. BRODSKY, MEMBER


Witness:

JANE A. KIMBERLY
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LINDA SCARPANTONIO
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